                                                                   EXHIBIT 10.45

                                 THIRD AMENDMENT
                                       TO
                          EQUIPMENT FINANCING AGREEMENT

       This Third Amendment (the "Third Amendment") to Equipment Financing Agreement is entered into by and between MCCAW INTERNATIONAL (BRAZIL), LTD., a corporation organized under the laws of the State of Virginia, with its principal office at 2001 Edmund Halley Drive, Reston, Virginia, 20191 U.S.A. (the "Company") and MOTOROLA CREDIT CORPORATION, a corporation duly organized under the laws of the State of Delaware, U.S.A., with its principal office at 1303 East Algonquin Road, Schaumburg, Illinois 60196-1065, U.S.A. (the "Creditor").

                              W I T N E S S E T H:

       WHEREAS, the Company has heretofore entered into an Equipment Financing Agreement, dated as of October 31, 1997 with the Creditor (as heretofore amended, modified or supplemented, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in the Financing Agreement);

       WHEREAS, the Company has requested that the Creditor agree to certain amendments to the Financing Agreement; and

       WHEREAS, subject to the terms and conditions set forth herein, the Creditor is willing to undertake certain amendments to the Financing Agreement.

       NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company and the Creditor hereby agree as follows:

       SECTION 1. AMENDMENTS.

       Upon the satisfaction by the Company of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Company set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

       1.1    There is hereby added to the Schedules to the Financing Agreement
              (a) a Schedule 1.01(c) ("Target Subscribers") and (b) Schedule 1.01(d) ("Adjusted Paid-in Capital Schedule") in the forms attached.

       1.2 The following term is hereby added to Section 1.01 of the Financing Agreement in its appropriate alphabetical order:

              " "Adjusted Consolidated Fixed Charges" means, as to any Person and for any period, without duplication, the difference of (a) the sum of the following: (i) the total interest expense for such Person and its Subsidiaries on a consolidated basis for such period (including, without limitation, all interest expense on Capital Lease Obligations), (ii) the scheduled principal amount of all amortization payments on all Indebtedness for borrowed money of such Person and its Subsidiaries on a consolidated basis for such period, other than payments in respect of Permitted Indebtedness of the type described in clause (b) of the definition thereof for such period which arise from handset purchases and which are owed to a Motorola Entity, (iii) all payments made under capitalized leases (except for any such payments covered by clause
              (i) of this definition), and (iv) all payments made under Hedge Agreements, minus (b) all payments received under Hedge Agreements."

       1.3 The following term is hereby added to Section 1.01 of the Financing Agreement in its appropriate alphabetical order:

              " "Adjusted Paid-in Capital" means, as of any date, (a) the paid-in capital of the Company (including for this purpose the principal amount of any outstanding Permitted Indebtedness incurred by the Company of the type described under clause (l) of the definition thereof) reflected on the most recent financial statements delivered pursuant to Section 8.2 or 8.3 (whichever is later) plus (b) any increases in paid-in capital (including for this purpose the principal amount of any outstanding Permitted Indebtedness incurred by the Company and of the type described under clause (l) of the definition thereof) since the end of the reporting period relating to such financial statements minus (c) any decreases in paid-in capital (including any repayments, whether or not permitted hereunder, of any principal or interest with respect to Permitted Indebtedness of the type described under clause (l) of the definition thereof) since the end of the reporting period relating to such financial statements. "

       1.4 The following term is hereby added to Section 1.01 of the Financing Agreement in its appropriate alphabetical order:

              " "Quarterly Paid-in Capital Contribution" shall mean, for any quarter, the net increase in cumulative Adjusted Paid-in Capital from the beginning of such quarter to the end of such quarter, as determined in accordance with the calculation of "Ending Cumulative Paid In Capital - Actual" as set forth on Schedule 1.01(c) hereto."

       1.5 The following term is hereby added to Section 1.01 of the Financing Agreement in its appropriate alphabetical order:

              " "Target Subscribers" means, as of any quarter end date, the "Target Subscribers" set forth opposite such quarter end date on
              Schedule 1.01(d) hereto."

       1.6 The definition of the term "Fixed Charge Coverage Ratio" set forth in Section 1.01 of the Financing Agreement is hereby amended and restated as follows:

              " "Fixed Charge Coverage Ratio" means, as at any date, the ratio (for the then ending or most recently ended fiscal quarter of the Company) of (a) (i) EBITDA for such quarter plus (ii) the Quarterly Paid-in Capital Contribution for such quarter (plus the decrease (or minus the increase) in the value added tax credit account during such quarter) to (b) Adjusted Consolidated Fixed Charges for such quarter."

       1.7    The definition of the term "Permitted Indebtedness" set forth in
              Section 1.01 of the Financing Agreement is hereby amended and restated as follows:

              " "Permitted Indebtedness" means, collectively, (a) the Obligations, (b) trade accounts payable and other similar Indebtedness of the Company and the Foreign Affiliates incurred in the ordinary course of business (including, without limitation, handsets or mobile units purchased in the ordinary course of business) which are not due later than 120 days after invoice (or, in the case of trade accounts payable owed to a Motorola Entity, on payment and other terms as agreed to from time to time between the relevant obligor(s) and the Motorola Entity); provided that in addition to the foregoing, there shall be permitted to be outstanding at any one time trade accounts payable and other similar Indebtedness of the Company and the Foreign Affiliates incurred in the ordinary course of business which are due later than 120 days after invoice but no later than 180 days after invoice (not to exceed the difference between $10,000,000 and the amount of "Permitted Indebtedness" under and as defined in the MEFA above $10,000,000 that has been utilized under clause (b) of the definition thereof), (c) obligations under long-term real property leases of the Company and the Foreign Affiliates in respect of the cell sites, switch sites, retail space and office space incurred in the ordinary course of business, (d) short-term lease obligations of the Company and the Foreign Affiliates in an amount per annum not exceeding $250,000 in the aggregate, (e) Indebtedness of the Company and the Foreign Affiliates to be used for working capital purposes and not exceeding $7,000,000 in the aggregate which may be secured by the Collateral on a pari passu basis on terms and conditions reasonably satisfactory to the Creditor, (f) Indebtedness of the Company and the Foreign Affiliates not exceeding $50,000,000 in the aggregate which may be secured by the Collateral on a pari passu basis on terms and conditions reasonably satisfactory to the Creditor, (g) Indebtedness of Nextel S.A. to Motorola do Brasil relating to loans made by Motorola do Brasil as the minority shareholder in Nextel S.A. pursuant to subsection 5.2(e) of the Nextel S.A. Shareholders Agreement, (h) Indebtedness of the Company to Nextel International incurred in order to fund prepayment obligations as described in subsection 2.05(e) hereof, (i) Indebtedness of the Company to Motorola Credit Corporation, a Delaware corporation, under the Bridge Line, (j) handset purchase financing from a financial institution in an amount not to exceed $60,000,000 in the aggregate, (k) Indebtedness under Hedge Agreements; provided that such Hedge Agreements (I) are designed solely to protect the Company against fluctuations in foreign currency exchange rates or interest rates and (II) do not increase the Indebtedness of the obligor outstanding at any time other than as a result of fluctuations in foreign currency exchange rates or interest rates or by reason of fees, indemnities and compensation payable thereunder, and (l) unsecured subordinated indebtedness of the Company owing to Nextel International, having no principal payments, cash interest payments or fee payments permitted or scheduled prior to the repayment in full of the Obligations and in amounts and on other terms (including, without limitation, payment and remedies subordination terms) acceptable to the Creditor."

       1.8 The definition of the term "Subscriber" set forth in Section 1.01 of the Financing Agreement is hereby amended and restated as follows:

              " "Subscriber" means, as at any date, the aggregate number of units employing iDEN based digital enhanced specialized mobile radio technology, subscribing to, and paying for, communications services provided by the Company or the Foreign Affiliates in connection with the System, excluding any such unit to the extent the accounts receivable generated by operation of such unit are more than ninety (90) days past due as of such date."

       1.9 The last sentence of clause (b) of Section 8.02 of the Financing Agreement is hereby amended and restated in its entirety as follows:

              "(b) The foregoing financial statements shall be accompanied by a certificate of the Company's or Nextel International's principal financial officer setting forth in reasonable detail each of the calculations required to establish compliance with the financial covenants set forth in Section 8.17 hereto, which certificate shall include a representation that each such calculation (including, without limitation, any such calculations made pursuant to any Schedule to this Agreement) (i) has been made in accordance with GAAP, (ii) is consistent with all relevant definitions set forth in this Agreement, and (iii) is consistent with the Company's preparation of the Approved Business Plan."

       1.10 The last sentence of clause (b) of Section 8.03 of the Financing Agreement is hereby amended and restated in its entirety as follows:

              "(b) The foregoing financial statements shall be accompanied by a certificate of the Company's or Nextel International's principal financial officer setting forth in reasonable detail each of the calculations required to establish compliance with the financial covenants set forth in Section 8.17 hereto, which certificate shall include a representation that each such calculation (including, without limitation, any such calculations made pursuant to any Schedule to this Agreement) (i) has been made in accordance with GAAP, (ii) is consistent with all relevant definitions set forth in this Agreement, and (iii) is consistent with the Company's preparation of the Approved Business Plan."

       1.11 Section 8.17 of the Financing Agreement is hereby amended and restated in its entirety as follows:

              " Section 8.17. Financial Covenants. The Company and its Subsidiaries shall have or maintain, on a consolidated basis, at all times:

              (a) a Fixed Charge Coverage Ratio (measured at the end of each fiscal quarter) of not less than 1.00 : 1.00 at the end of each fiscal quarter of the Company;

              (b) EBITDA, at the end of each fiscal quarter period then ended (measured at the end of each fiscal quarter), of not less than the respective amounts set forth opposite each such date:

                             Date                           EBITDA

                           March 31, 2000               $(21,500,000)
                            June 30, 2000               $(16,400,000)
                       September 30, 2000               $(19,300,000)
                        December 31, 2000               $(22,300,000)
                           March 31, 2001               $(11,800,000)
                            June 30, 2001                $(9,900,000)
                       September 30, 2001                $(6,300,000)
                        December 31, 2001                    $100,000
                           March 31, 2002                  $3,800,000
                            June 30, 2002                  $7,900,000
                       September 30, 2002                 $10,600,000

                        December 31, 2002                 $12,000,000
                           March 31, 2003                 $14,600,000
                            June 30, 2003                 $22,700,000
                       September 30, 2003                 $24,000,000
                        December 31, 2003                 $27,500,000

              (c) a ratio of Indebtedness to EBITDA as at the end of each quarterly period then ended of not greater than the ratios set forth opposite each such date:

                                Date                    Indebtedness to
                                                            EBITDA

                           March 31, 2002                 41.1 : 1.00
                            June 30, 2002                 17.3 : 1.00
                       September 30, 2002                 12.8 : 1.00
                        December 31, 2002                  9.8 : 1.00
                           March 31, 2003                  8.1 : 1.00
                            June 30, 2003                  4.3 : 1.00
                       September 30, 2003                  4.1 : 1.00
                        December 31, 2003                  2.9 : 1.00


              (d) minimum Recurring Revenues, as at the end of each quarterly period then ended, of not less than the respective amounts set forth opposite each such date:

            Date                                      Recurring Revenues

       March 31, 2000                                      $8,700,000
       June 30, 2000                                       $9,700,000
       September 30, 2000                                 $13,000,000
       December 31, 2000                                  $16,900,000
       March 31, 2001                                     $22,300,000
       June 30, 2001                                      $27,700,000
       September 30, 2001                                 $30,900,000
       December 31, 2001                                  $35,000,000
       March 31, 2002                                     $39,700,000
       June 30, 2002                                      $43,500,000
       September 30, 2002                                 $48,500,000
       December 31, 2002                                  $53,500,000
       March 31, 2003                                     $59,200,000
       June 30, 2003                                      $63,800,000
       September 30, 2003                                 $67,600,000

       December 31, 2003                                  $71,800,000

              (e) a minimum number of Subscribers, as at the end of each quarterly period then ended, of not less than the number of Subscribers set forth opposite each such date:

                               Date                         Subscribers

                           March 31, 2000                     115,000
                            June 30, 2000                     129,000
                       September 30, 2000                     154,000
                        December 31, 2000                     190,000
                           March 31, 2001                     226,000
                            June 30, 2001                     253,000
                       September 30, 2001                     280,000
                        December 31, 2001                     311,000
                           March 31, 2002                     345,000
                            June 30, 2002                     370,000
                       September 30, 2002                     398,000
                        December 31, 2002                     431,000
                           March 31, 2003                     468,000
                            June 30, 2003                     489,000
                       September 30, 2003                     513,000
                        December 31, 2003                     538,000

              (f) a minimum amount of Adjusted Paid-In Capital at all times for each calendar quarter in an amount equal to the actual cash requirements for such calendar quarter as provided in the Adjusted Paid-In Capital Schedule (in the form of Schedule 1.01(c) attached hereto) provided by the Company as part of the compliance package delivered with the financial statements required under Sections 8.2 and 8.3. As set forth in the Adjusted Paid-In Capital Schedule (Schedule 1.01(c)), a deficiency in Adjusted Paid-In Capital for any calendar quarter must be contributed into the Company within fifteen (15) days from the end of the applicable reporting period.

       Notwithstanding anything herein to the contrary (including, without limitation, the provisions of Section 11.1 hereof), (i) a breach of
       Section 8.17(d) hereof shall not constitute an Event of Default hereunder unless the Company is in breach of such Section 8.17(d) as of two (2) consecutive quarter end dates and (ii) a breach of Section 8.17(b) or
       Section 8.17(c) hereof as of any quarter end date shall not constitute an Event of Default hereunder unless the aggregate Subscribers as of the end of such quarter were less than the "Target Subscribers" set forth opposite the quarter end dates set forth in Schedule 1.01(d). "

       1.12 The parties agree and acknowledge that the address for notices for the Company shall, until changed pursuant to Section 12.07 of the Financing Agreement, be Nextel International, Inc., 10700 Parkridge Blvd., Suite 600, Reston, Virginia 20191, Attention: Chief Financial Officer (Telecopy:
703-390-5111), with copies to (a) Nextel International, Inc., 2001 Edmund Halley Drive, Reston, VA 20191, Attention: Legal Department (Telecopy: 703-433-4035) and (b) Nextel S.A., Ave. Maria Coelho Aguiar-215, Bloco D - 7o Andar, 5808-900 Sao Paulo, SP, 5808-901 Brasil, Attention: Legal Department (Telecopy: 55 11 3748 1215).

       SECTION 2. CONDITIONS.

       (a) As a condition precedent to the effectiveness of the Third Amendment, the Company shall have delivered to the Creditor the Third Amendment, duly executed and delivered and appropriately dated and in form and substance satisfactory to the Creditor, and such other documents as the Creditor may reasonably request.

       (b) As a condition subsequent to the Third Amendment, the Company and the Creditor shall have entered into an amended and restated Financing Agreement on mutually acceptable terms no later than thirty (30) days from the date hereof.

       SECTION 3. REPRESENTATIONS AND WARRANTIES.

       To induce the Creditor to enter into the Third Amendment, the Company hereby represents and warrants to the Creditor as of the date hereof that:

       (a) The representations and warranties contained in the Financing Agreement and the other Credit Documents are true and correct in all material respects on and as of November 30, 1999, except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date;

       (b) With respect to the Company, there has been no Material Adverse Effect since November 30, 1999;

       (c) The consolidated audited balance sheets of the Company and its Subsidiaries and consolidated statements of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries each as of December 31, 1998, and all other information and data heretofore furnished by the Company, or any agent of the Company on behalf of the Company to the Creditor, including, the quarterly (each as at March 31, 1999, June 30, 1999 and September 30, 1999) consolidated balance sheets and consolidated statements of operations, changes in stockholders' equity and cash flows, have been prepared in accordance with GAAP and fairly present the condition and results of operations of the Company and its Subsidiaries as of such dates or for such periods;

       (d) Each Credit Party has made all material required contributions under the Plans for all periods through and including September 30, 1999, or adequate accruals therefor have been provided for in the financial statements referenced in paragraph (b) above;

       (e) The actuarial value of vested benefits required to be funded by each Credit Party, or with respect to which such Credit Party is liable, under the Plans, determined using the actuarial methods and assumptions used by the relevant Plan's actuary as of the last valuation date for which an actuarial valuation was completed to determine such Plan's funded status, did not as of the last valuation date as of which an actuarial valuation has been completed, which in the case of any individual Plan was not earlier than January 1, 1999, exceed the actuarial value of the assets of the Plans allocable to such vested and non-vested benefits by a material amount; and

       (f) After giving effect to the Third Amendment, no Default or Event of Default has occurred and is continuing.

       SECTION 4. GENERAL.

       4.1 Reservation of Rights. The Company acknowledges and agrees that the execution and delivery of the Third Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Creditor to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) as a waiver by the Creditor of any covenant, condition, term or provision of the Financing Agreement or any of the other Credit Documents, and the failure of the Creditor to require strict performance by the Company or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Creditor to thereafter demand strict compliance therewith. The Creditor hereby reserves all rights granted under the Financing Agreement, the other Credit Documents and the Third Amendment.

       4.2 Full Force and Effect. As hereby modified, the Financing Agreement and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.

       4.3 Affirmation. The Company hereby affirms its obligations under Section 4 of the Financing Agreement and agrees to pay on demand all reasonable costs and expenses of the Creditor in connection with the preparation, execution and delivery of the Third Amendment and all instruments and documents delivered in connection herewith.

       4.4 Successors and Assigns. The Third Amendment shall be binding upon and shall inure to the benefit of the Company, the Creditor and the respective successors and assigns of the Company and the Creditor.

       4.5 Counterparts. The Third Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Third Amendment.

                                    * * * * *

            IN WITNESS WHEREOF, the Company and the Creditor have executed this Third Amendment as of the 24th day of March, 2000.

                                         COMPANY:

                                         MCCAW INTERNATIONAL (BRAZIL), LTD.

                                         By: /s/ Byron Siliezar
                                            --------------------------------
                                         Name: Byron Siliezar
                                              ------------------------------
                                         Title: Vice President and Treasurer
                                               -----------------------------

                                         CREDITOR:

                                         MOTOROLA CREDIT CORPORATION


                                         By: /s/ Gary Tatje
                                            --------------------------------
                                         Name: Gary Tatje
                                              ------------------------------
                                         Title: Vice President
                                               -----------------------------

                               SCHEDULE 1.01(c)
                      "ADJUSTED PAID-IN CAPITAL SCHEDULE"

---------------------------------------------------------------------------------------------------------------------------
        PERIOD:                                                  FIRST QUARTER ENDING
                                                                      3/31/2000
-----------------------------------------------------------------====================--------------------------------------

-----------------------------------------------------------------====================--------------------------------------

-----------------------------------------------------------------====================--------------------------------------
                                                                  CUMULATIVE TOTALS

-----------------------------------------------------------------====================--------------------------------------
BEGINNING CUMULATIVE ADJUSTED PAID IN                                               0      A
CAPITAL- ACTUAL
---------------------------------------------------------------------------------------------------------------------------
BEGINNING CUMULATIVE ADJUSTED PAID IN                                               0      B
CAPITAL- REQUIRED
---------------------------------------------------------------------------------------------------------------------------
ONE-TIME CREDIT FOR DECEMBER 1999 CAPITAL                                 $16,729,764      Q
CONTRIBUTION MCCAW BRAZIL
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL CONSOLIDATED PAID-
                                                                                                IN CAPITAL REQUIREMENT
===========================================================================================================================
Quarterly EBITDA Loss/(Gain)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
plus/(minus): Capital expenditures/(sale of
assets)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
plus/(minus): Interest expense, scheduled debt
amortizations, withholding tax on interest
expense, (interest income):
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
plus/(minus): increases/(decreases) in accounts
receivable, inventory, other non-cash current
assets:
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
minus/(plus): increases/(decreases) in accounts
payable, accrued expenses and other current
liabilities (except short-term notes payable):
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
plus/(minus): increases/(decreases) in the
Company's value added tax credit account
during such quarter:
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
minus: increases in short-term and long-term
debt and notes payable (except shareholder
notes as per Permitted Indebtedness (l)):
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
plus: increases/(decreases) in investments or
other assets (including spectrum and/or other
acquisitions and not including changes in the
Company's value added tax credit account
during such quarter)
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
minus: minority partner capital contributions(1):
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
TOTAL QUARTERLY PAID-IN CAPITAL                                                     0     C
CONTRIBUTION REQUIREMENT
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
ACTUAL QUARTERLY PAID-IN CAPITAL                                                          D
CONTRIBUTION
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE ADJUSTED PAID IN CAPITAL-                                                      A + D = X
ACTUAL
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE ADJUSTED PAID IN CAPITAL-                                                      B + C = Y
REQUIRED
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
DEFICIENCY IN PAID-IN CAPITAL TO BE                                                       If Y > X,  then Y - X, if not 0: Z
CONTRIBUTED:
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
ENDING CUMULATIVE ADJUSTED PAID IN                      0
CAPITAL- ACTUAL                                                                                X + Z
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
ENDING CUMULATIVE ADJUSTED PAID IN                      0                                          y
CAPITAL- REQUIRED
------------------------------------------------------------------------------------------------------------------------------
* Deficiencies in Paid-in Capital must be contributed into the Company within 15 days from the end of the reporting period.
------------------------------------------------------------------------------------------------------------------------------

Note:   All calculations in the foregoing chart shall be made in accordance with GAAP (unless non-GAAP variations are specified) and the application of GAAP by the Company shall be on a consistent basis.


----------------
(1) This item is applicable ONLY IF there has been one hundred percent (100%) consolidation by the Company with the entity to which the capital contribution has been made.

                               SCHEDULE 1.01(d)
                             "TARGET SUBSCRIBERS"

                                                    Target
            Date                                 Subscribers

        March 31, 2000                             143,559
        June 30, 2000                              171,135
        September 30, 2000                         210,987
        December 31, 2000                          251,624
        March 31, 2001                             280,864
        June 30, 2001                              311,575
        September 30, 2001                         345,661
        December 31, 2001                          383,031
        March 31, 2002                             411,292
        June 30, 2002                              442,130
        September 30, 2002                         479,418
        December 31, 2002                          520,497
        March 31, 2003                             543,421
        June 30, 2003                              569,974
        September 30, 2003                         598,256
        December 31, 2003                          628,283